                                                                   EXHIBIT 10.35

                           CERTIFICATE OF DESIGNATION

        OF THE SERIES B 3% CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK

                           (Par Value $.01 Per Share)

                                       OF

                          CITADEL HOLDING CORPORATION
                             ______________________

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware
                             ______________________

     Citadel Holding Corporation, a Delaware corporation (the "Company"),
                                                               -------
certifies that pursuant to the authority conferred upon the Board of Directors of the Company (the "Board of Directors") by the Certificate of Incorporation of
                     ------------------
the Company (the "Certificate of Incorporation"), and in accordance with the
                  ----------------------------
provisions of Section 151 of the General Corporation Law of the State of Delaware, as amended (the "GCL"), the Board of Directors, on
                           ---
August 23, 1996, adopted the following resolution creating a series of its Preferred Stock, par value $.01 per share:

     RESOLVED, that a class of the Company's authorized preferred stock, par value $.01 per share, which shall consist of 1,329,114 shares of Preferred Stock, be hereby created, and that the designation and amount thereof and the voting powers, preferences, limitations, restrictions and relative rights and the qualifications, limitations and restrictions thereof are as follows:

     1.  Designation, Issuance and Stated Value.  The designation of such series
         ---------------------------------------
of the Preferred Stock authorized by this resolution shall be the Series B 3% Cumulative Voting Convertible Preferred Stock (the "Preferred Stock"). The
                                                    ---------------
maximum number of shares of Preferred Stock shall be 1,329,114. The shares of Preferred Stock shall be issued by the Company for their Stated Value (as defined herein), in such amounts, at such times and to such persons as shall be specified by the Board of Directors from time to time. For the purposes hereof, the "Stated Value" of each share of Preferred Stock (regardless of its par
     ------------
value) shall be $3.95 per share.

     2.  Rank.  The Preferred Stock shall, with respect to dividend rights and
         ----
rights upon liquidation, winding up and dissolution, rank prior to the Company's common stock, par value $.01 per share (the "Common Stock"), and to all other
                                             ------------
classes and series of equity securities of the Company now or hereafter authorized, issued or outstanding (the Common Stock and such other classes and series of equity securities may be referred to herein collectively as the

"Junior Stock"), other than any class or series of equity securities of the
-------------
Company ranking on a parity with (the "Parity Stock") or senior to (the "Senior
                                       ------------                      ------
Stock") the Preferred Stock as to dividend rights and/or rights upon
-----
liquidation, dissolution or winding up of the Company. The Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Preferred Stock shall be subject to creation of Senior Stock, Parity Stock and Junior Stock, to the extent not expressly prohibited by the Certificate of Incorporation, with respect to the payment of dividends and/or rights upon liquidation, dissolution or winding up of the Company.

     3.  Cumulative Dividends; Priority.
         -------------------------------

         (a)   Payment of Dividends. The holder of record of each share of
               --------------------
Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, a quarterly per share dividend (the "Quarterly Dividend") equal to (i) one-fourth of 3% of the
                     ------------------
Stated Value of such share (pro-rated for any portion of a Dividend Period (as defined below) that such share shall have been issued and outstanding), plus
(ii) accrued but unpaid per share dividends as to which a Dividend Payment Date (as defined below) has occurred. Dividends shall accrue from the last Dividend Payment Date (as defined below) prior to the Closing Date (the "Closing Date") of the Exchange Agreement by and among Reading Company, the Company, Craig Corporation, Reading Entertainment, Inc., Craig Management, Inc. and Citadel Acquisition Corp., Inc. and be payable (subject to declaration) quarterly on the fifteenth day of January, April, July and October in each year (or if such day is a non-business day, on the next business day), commencing on the first Dividend Payment Date to occur after the Closing Date, in respect of the immediately preceding calendar quarter (each of such dates a "Dividend Payment
                                                              ----------------
Date").  Each declared dividend shall be payable to holders of record as they
----
appear on the stock books of the Company at the close of business on such record dates as are determined by the Board of Directors or a duly authorized committee thereof (each of such dates a "Record Date"), which Record Dates shall be not
                               -----------
more than 45 calendar days nor fewer than ten calendar days preceding the Dividend Payment Dates therefor. Quarterly dividend periods (each a "Dividend
                                                                      --------
Period") shall be the calendar quarters that commence on and include the first
------
day of January, April, July and October of each year and shall end on and include the end of the calendar quarter that commenced with each of such dates. Dividends on the Preferred Stock shall be fully cumulative and shall accrue (whether or not declared), on a daily basis, from the first day of each Dividend Period; provided, however, that the initial quarterly dividend payable on the first Dividend Payment Date to occur after the Closing Date, and the amount of any dividend payable for any other Dividend Period shorter than a full Dividend Period shall be computed on the basis of a 360-day year composed of twelve 30-day months and the actual number of days elapsed in the relevant Dividend Period.

         (b) Priority as to Dividends. No full dividend shall be declared by the Board of Directors or paid or set apart for payment by the Company on any Parity Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment on the Preferred Stock through the most recent Dividend Payment Date. If any dividends are not paid or set apart in full, as aforesaid, upon the shares of the Preferred Stock and any Parity Stock, all dividends declared upon the Preferred Stock and any Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Preferred Stock and such Parity Stock bear to each other. Unless full cumulative dividends, if any, accrued on all outstanding shares of the Preferred Stock have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment through the most recently completed Dividend Period, no dividend shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other Junior Stock (other than a dividend or distribution paid in shares of, or warrants, rights or options exercisable for or convertible into, Common Stock or any other Junior Stock), nor shall any Common Stock nor any other Junior Stock be redeemed, purchased or otherwise acquired for any consideration, nor may any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such securities, by the Company, except by conversion into or exchange for Junior Stock. Unless full cumulative dividends, if any, accrued on all outstanding shares of the Senior Stock have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment through the most recently completed dividend period therefor, no dividend shall be declared or paid or set aside for payment or other distribution declared or made upon the Preferred Stock (other than a dividend or distribution paid in shares of, or warrants, rights or options exercisable for or convertible into, Preferred Stock), nor shall any Preferred Stock be redeemed, purchased or otherwise acquired for any consideration, nor may any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such securities, by the Company, except by conversion into or exchange for Preferred Stock, Parity Stock or Junior Stock. Holders of the shares of the Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as provided in Section (3)(a).

         (c)   Miscellaneous Provisions Relating to Dividends. Payment of
               ----------------------------------------------
dividends shall be subject to the following provisions:

               (i) Subject to the foregoing provisions of this Section 3, the Board of Directors may declare and the Company may pay or set apart for payment dividends and other distributions on any of the Junior Stock or Parity Stock, and may redeem, purchase or otherwise acquire out of funds legally available therefor any Junior Stock, and the holders of the shares of the Preferred Stock shall not be entitled to share therein;

               (ii) Any dividend payment made on shares of the Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to shares of the Preferred Stock;

               (iii) All dividends paid with respect to shares of the Preferred Stock pursuant to this Section 3 shall be paid pro rata to the holders entitled thereto; and

               (iv) Holders of shares of the Preferred Stock shall be entitled to receive the dividends provided for in this Section 3 in preference to and in priority over any dividends upon any of the Junior Stock; and

               (v) Accrued but unpaid dividends on preferred stock shall not earn interest or compound.

     4.  Redemption at the Option of the Company.
         ----------------------------------------

         (a) General. Except as expressly provided herein, the Company shall not have any right to redeem shares of the Preferred Stock prior to November 10, 1997. Thereafter, the Company shall have the right, at its sole option and election, subject to Section 6, to redeem outstanding shares of the Preferred Stock, in whole or in part at any, time and from time to time at a per share price (the "Redemption Price") equal to the sum of:
             ----------------

               (i)   the Stated Value; plus

               (ii) all accrued but unpaid Quarterly Dividends, whether or not declared, plus

               (iii) the "Premium," which shall mean:
                          -------
                     (A) if the Redemption Date (as defined below) is on or prior to November 10, 1998, an amount equal to an accrual on the Stated Value of 9% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (B) if the Redemption Date is after November 10, 1998 and on or prior to November 10, 1999, an amount equal to an accrual on the Stated Value of 8% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (C) if the Redemption Date is after November 10, 1999 and on or prior to November 10, 2000, an amount equal to an accrual on the Stated Value of 7% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (D) if the Redemption Date is after November 10, 2000 and on or prior to November 10, 2001, an amount equal to an accrual on the Stated Value of 6% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (E) if the Redemption Date is after November 10, 2001 and on or prior to November 10, 2002, an amount equal to an accrual on the Stated Value of 5% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (F) if the Redemption Date is after November 10, 2002 and on or prior to November 10, 2003, an amount equal to an accrual on the Stated Value of 4% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (G) if the Redemption Date is after November 10, 2003 and on or prior to November 10, 2004, an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (H) if the Redemption Date is after November 10, 2004 and on or prior to November 10, 2005, an amount equal to an accrual on the Stated Value of 2% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (I) if the Redemption Date is after November 10, 2005 and on or prior to November 10, 2006, an amount equal to an accrual on the Stated Value of 1% per annum (not compounded) from November 10, 1994 to the Closing Date, plus an amount equal to an accrual on the Stated Value of 3% per annum (not compounded) from the Closing Date to the Redemption Date; or

                     (J) if the Redemption Date is after November 10, 2006, zero.

Holders of shares of Preferred Stock to be redeemed who fail to claim the Redemption Price on the Redemption Date shall not be entitled to interest on the Redemption Price after the Redemption Date.

          (b) Notice of Redemption.  The Company shall mail notice of redemption
              --------------------
of the Preferred Stock (a "Redemption Notice") at least 30, but no more than 60,
                           -----------------
days prior to the date fixed for redemption (the "Redemption Date") to each
                                                  ---------------
holder of Preferred Stock to be redeemed, at such holder's address as it appears on the books of the Company.

          (c) Deposit.  If such notice of redemption shall have been so mailed,
              -------
and if on or before the Redemption Date specified in such notice all said funds necessary for such redemption shall have been irrevocably deposited in trust (which deposit shall not be made sooner than the 15th day following the date of the Company's mailing of the notice of redemption pursuant to Section 4(b)), for the account of the holder of the shares of the Preferred Stock to be redeemed (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in the State of California and having combined capital and surplus of at least $50,000,000, thereupon and without awaiting the Redemption Date, all shares of the Preferred Stock with respect to which such notice shall have been so mailed and such deposit shall have been so made shall be deemed to be no longer outstanding, and all rights with respect to such shares of the Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof on or after the Redemption Date to receive from such deposit the amount payable on redemption thereof, but without interest, upon surrender (and endorsement or assignment to transfer, if required by the Company) of their certificates. In case the holders of shares of the Preferred Stock that shall have been redeemed shall not within two years (or any longer period if required by law) after the Redemption Date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, upon demand and if permitted by applicable law, pay over to the Company any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the holders of such shares shall, subject to applicable escheat laws, look only to the Company for payment of the redemption price thereof, but without interest.

     5.   Redemption Following Change in Control.
          --------------------------------------

          (a) Redemption at Option of Holder of Preferred Stock.  In the event
              -------------------------------------------------
of a Change in Control (as defined below), each holder of shares of Preferred Stock shall have the right, at the sole option and election of such holder exercisable on or before the 90th day following the earliest event constituting a Change in Control, to require the Company to redeem some or all of the shares of Preferred Stock owned by such holder at the Redemption Price. For purposes of this Section 5, a "Change in Control" shall mean the occurrence of either of
                      ------------------
the following events:

               (i) any person, entity or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder) other than Craig Corporation, a Delaware corporation ("Craig"), and its successors and affiliates, acquires beneficial ownership of over 35% of the outstanding voting securities of the Company ("affiliate" of a person shall mean any person directly or
                   ---------
     indirectly controlling, controlled by or under common control with such person, and "control" of a person shall mean the power to direct the
                  -------
     affairs of such person by reason of ownership of voting stock, contract or otherwise); or

               (ii) the directors of the Company as of October 10, 1994 (the

     "Current Directors"), and any future directors ("Continuing Directors") of
      -----------------                               --------------------
     the Company who have been elected or nominated by a majority of the Current Directors or the Continuing Directors cease to constitute a majority of the Board of Directors.

          (b) Exercise of Redemption Rights.  The holder of any shares of the
              -----------------------------
Preferred Stock seeking to exercise its redemption rights pursuant to Section 5(a) may exercise its right to require the Company to redeem such shares by surrendering for such purpose to the Company, at its principal office or at such other office or agency maintained by the Company for that purpose, a certificate or certificates representing the shares of Preferred Stock to be redeemed accompanied by a written notice stating that such holder elects to require the Company to redeem all or a specified integral number of such shares in accordance with the provisions of this Section 5. As promptly as practicable, and in any event within ten business days after the surrender of such certificates and the receipt of such notice relating thereto, the Company shall deliver or cause to be delivered to the holder of the shares being redeemed payment for such shares in immediately available funds and, if less than the full number of shares of the Preferred Stock evidenced by the surrendered certificate or certificates are being redeemed, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares redeemed.
Such redemptions shall be deemed to have been made at the close of business on the date of such payment and the rights of the holder thereof, except for the right to receive the payment for the redeemed shares in accordance herewith, shall cease on such date.

     6.   General Provisions Relating to Redemptions.  Redemptions pursuant to
          ------------------------------------------
Sections 4 and 5 shall be subject to the following terms and conditions:

          (a) Pro-Rata Redemption.  If less than all of the Preferred Stock at
              -------------------
the time outstanding is to be redeemed, the shares so to be redeemed shall be selected by lot, pro-rata or in such other manner as the Board of Directors may determine to be fair and proper.

          (b) Payment of Taxes.  The Company shall not be required to pay any
              ----------------
tax that may be payable in respect of any payment in respect of a redemption of shares of Preferred Stock to a name other than that of the registered holder of Preferred Stock redeemed or to be redeemed, and no such redemption payment shall be made unless and until the person requesting such payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

          (c) Status of Shares Redeemed.  Shares of Preferred Stock redeemed,
              -------------------------
purchased or otherwise acquired for value by the Company shall, after such acquisition, be retired, and shall thereafter have the status of authorized and unissued shares of preferred stock and may be reissued by the Company at any time as shares of any series of preferred stock.

          (d) Conversion Prior to Redemption.  From the date of a Redemption
              ------------------------------
Notice until the earlier of the Redemption Date or the date the deposit of funds in trust is made pursuant to Section 4(c), holders of shares of Preferred Stock subject to a Redemption Notice shall retain their right to an Optional Conversion (as defined in Section 7) of their shares.

     7.   Optional Conversion.  Subject to the provisions of this Section 7 and
          -------------------
of Section 8, shares of Preferred Stock shall be convertible, at the option of the holder thereof (an "Optional Conversion"), into shares of Common Stock at a
                        -------------------
conversion ratio (the "Conversion Ratio") of one share of Preferred Stock for a
                       ----------------
fraction of a share of Common Stock, the numerator of which is the sum of the Stated Value plus any accrued but unpaid per share Quarterly Dividends, and the denominator of which is the average of the closing prices per share of the Common Stock on the American Stock Exchange (the "AMEX") for each of the 60
                                                  ----
business days immediately preceding the Original Conversion Date (as defined below), as quoted in The Wall Street Journal, or if the Common Stock is not listed or admitted to trade on AMEX, the average of the closing prices per share of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trade for each of the 60 business days immediately preceding the Original Conversion Date (as defined below), as quoted in The Wall Street Journal, or if the Common Stock is not listed or admitted to trade on any such exchange, the average of the closing bid and asked prices for Common Stock as reported by NASDAQ for each of the 60 business days immediately preceding the Original Conversion Date (as defined below), as quoted in The Wall Street Journal, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company (the "Market Price"),
                                                          ------------
subject to the following:

          (a) Limits on Market Price.  If the Market Price for any Optional
              ----------------------
Conversion would exceed $5.00, the Conversion Ratio shall be calculated as if the Market Price were $5.00.

          (b) Option of the Company to Redeem Tendered Preferred Stock.  Subject
              --------------------------------------------------------
to the provisions of this Section 7(b), if the Market Price for any Optional Conversion shall be below $3.00, the Company shall have the option, exercisable for 30 days after receipt by the Company of the Notice of Conversion (as defined below) by written notice to the holder, to redeem any or all of the shares of Preferred Stock that have been tendered for conversion by the holder thereof (the "Tendered Preferred Stock") at the Redemption Price pursuant to Section
      ------------------------
4(a); provided, however, that the Company shall complete such redemption within 90 days of the Company's notice of redemption and the Premium shall be calculated through the date of redemption using the accrual rate, as provided in
Section 4(a)(iii), in effect on the Original Conversion Date (as defined below).

          (c) Exercise of Optional Conversion Rights.  The holder of any shares
              --------------------------------------
of the Preferred Stock seeking to exercise its optional conversion rights pursuant to Section 7(a) may exercise its right to require the Company to convert such shares by surrendering for such purpose to the Company, at its principal office or at such other office or agency maintained by the Company for that purpose, a certificate or certificates representing the shares of Tendered Preferred Stock to be converted accompanied by a written notice stating that such holder elects to require the Company to convert all or a specified integral number of such shares into shares of Common Stock in accordance with the provisions of this Section 7 (the "Notice of Conversion"), and the date of
                                   --------------------
delivery to the Company of such Notice of Conversion shall be the "Original
                                                                    --------
Conversion Date" for such shares of Tendered Preferred Stock.  Subject to
---------------
Section 7(b), as promptly as practicable, the Company shall deliver or cause to be delivered to the holder of the shares of

Tendered Preferred Stock,(i) a new certificate or certificates representing the number of shares of Common Stock into which the Tendered Preferred Stock has been converted, and (ii) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificate(s) are being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock that have not been converted and that the holder shall retain. Such conversions shall be deemed to have been made at the close of business on the Original Conversion Date and the rights of the holder thereof, except the right to receive the new certificate or certificates, shall cease on the Original Conversion Date or the Final Conversion Date (as defined below), as applicable.

          (d) Limits on Time of Conversion.  Holders of shares of Preferred
              ----------------------------
Stock shall not be entitled to convert shares of Preferred Stock into shares of Common Stock for a one-year period commencing on the 15th day following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, except in the event of a Change in Control of the Company.

     8.   General Provisions Relating to Conversion.  Conversions pursuant to
          -----------------------------------------
Sections 7 shall be subject to the following terms and conditions:

          (a) Conversion Restrictions Pursuant to AMEX Rules. If an Optional
              ----------------------------------------------
Conversion would result, on the Original Conversion Date, in the issuance of a number of shares of Common Stock (the "Issuable Common Stock") that exceeds 20%
                                       ---------------------
of the then-outstanding shares of Common Stock and if the AMEX rules and regulations, including, but not limited to, (S)713 of the AMEX Company Guide (the "AMEX Rules") shall require the affirmative vote of the stockholders of the
      ----------
Company with respect to such issuance before it will approve such excess shares of Issuable Common Stock for listing on AMEX (the "Ineligible Common Stock"),
                                                   -----------------------
then, subject to any rights the Company may have to redeem the Preferred Stock in accordance with Section 7(b), the Company shall convert into Common Stock only the number of shares of Preferred Stock that will not result in the issuance of any Ineligible Common Stock, and shall deliver to the holder of the shares of Preferred Stock that were the subject of the Optional Conversion or Automatic Conversion a certificate for evidencing the shares of Preferred Stock that would have been converted but for the issuance of Ineligible Common Stock (the "Unconverted Preferred Stock"). The holder shall retain the Unconverted
      ---------------------------
Preferred Stock until the next annual or special meeting of the stockholders of the Company at which the Company, subject to any rights it may have to redeem the Unconverted Preferred Stock in accordance with Section 7(b), shall submit a proposal for stockholder approval of the issuance of the Ineligible Common Stock. Pending such stockholder approval, the Unconverted Preferred Stock shall continue to be outstanding and entitled to all rights and privileges hereunder.

          (i) If such stockholder approval is obtained, the Unconverted Preferred Stock shall, as soon as practically possible and on a date selected by the Board of Directors (the "Final Conversion Date"), be converted into shares
                             ---------------------
of Common Stock at the ratio applicable to the Original Conversion Date upon (A) surrender to the Company of the certificate(s) representing the Unconverted Preferred Stock, (B) the Company's remittance to the holder of such Unconverted Preferred Stock of the benefits such holder would have received had the Unconverted Preferred Stock been converted into the Ineligible Common Stock on the Original Conversion Date, including, but not limited to, the benefits of any cash dividends, stock dividends, stock splits, reverse stock splits, and recapitalizations of the Common Stock, declared (and not rescinded) or effective, during the period from the Original Conversion Date through the Final Conversion Date (the "Stockholder Approval Period"), and (C) such holder's forfeiture or refund to the Company of any Quarterly Dividends on the Unconverted Preferred Stock that have accrued or been paid in respect of the Unconverted Preferred Stock during the Stockholder Approval Period.

          (ii) If such stockholder approval is not obtained, the Company shall redeem the Unconverted Preferred Stock at the Redemption Price; provided, however, that the Premium shall be calculated through the date of redemption using the accrual rate in effect on the Original Conversion Date.

          (b) Request of Majority for Stockholder Vote.  At any time before a
              ----------------------------------------
conversion described in Section 8(a) occurs, the Company shall, upon the request of a majority of the outstanding shares of Preferred Stock, submit a proposal for stockholder approval of the issuance of all shares of Common Stock issuable upon conversion of the Preferred Stock, including, without limitation, the Ineligible Common Stock, at the next meeting of stockholders of the Company that follows such request.

          (c) Conversion Restrictions Pursuant to Number of Authorized Shares of
              ------------------------------------------------------------------
Common Stock.  If there are an insufficient number of authorized shares of
------------
Common Stock to satisfy an Optional Conversion or an Automatic Conversion, the number of shares of Preferred Stock that would have been converted in the absence of such insufficiency shall be exchanged by the Company for a new class of preferred shares (the "New Shares") having the same aggregate stated value as the shares exchanged therefor and a stated value per share equal to the Market Price (up to a maximum of $5.00); provided, however, that such new class shall have identical rights, privileges and preferences as those of the Preferred Stock, except as stated in this Section 8(c). If there are an insufficient number of authorized New Shares to satisfy such exchange, the holders of shares of Preferred Stock to be so exchanged shall each receive a pro rata allocation of available New Shares for such exchange, and each such holder shall have the right, exercisable by written notice of such exercise delivered to the Company within 30 days of such exchange accompanied by certificates evidencing the remainder of their shares of Preferred Stock that would have been so exchanged but for such insufficiency, to require the Company to redeem such remaining shares at the Redemption Price in effect on the date of such exchange and in accordance with the provisions of Section 6.

          (d) Pro-Rata Conversion.  If less than all of the Preferred Stock at
              -------------------
the time outstanding is to be converted, the shares so to be converted shall be selected by lot, pro-rata or in such other manner as the Board of Directors may determine to be fair and proper.

          (e) No Fractional Shares.  No fractional shares or scrip representing
              --------------------
fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of Preferred Stock, the Company shall pay to the holder an amount in cash (computed to the nearest cent) equal to the Market Price. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered.

          (f) Payment of Taxes.  The Company will pay any and all documentary,
              ----------------
stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on the conversion of shares of Preferred Stock pursuant to this Section 8; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the registered holder of Preferred Stock converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

          (g) Status of Shares Converted.  Shares of Preferred Stock converted
              --------------------------
by the Company, shall, after such conversion, be retired, and shall thereafter have the status of authorized and unissued shares of preferred stock and may be reissued by the Company at any time as shares of any series of preferred stock.

     9.   Voting Rights.  The holders of Preferred Stock shall have the
          -------------
following voting rights:

          (a) One Vote Per Share.  Except as provided herein or by law, each
              ------------------
share of Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the Company's stockholders.

          (b) Voting With Common Stock.  Except as otherwise provided herein or
              ------------------------
by law, the holders of Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Company's stockholders.

          (c) Dividend Arrearages and Election of Director.  If dividends in an
              --------------------------------------------
amount equal to two Quarterly Dividends have accrued and remain unpaid for two consecutive Dividend Periods, the holders of the Preferred Stock will thereupon have the right to vote as a separate class to elect one special director to the Board of Directors (in addition to the then authorized number of directors) and at each succeeding annual meeting of stockholders thereafter until such right is terminated as hereinafter provided. Upon payment of all dividend arrearages, the holders of Preferred Stock will be divested of such voting rights (until any future time when dividends in an amount equal to two Quarterly Dividends have accrued and remained unpaid for two consecutive Dividend Periods) and the term of the special director will thereupon terminate and the authorized number of directors will be reduced by one.

          (d) Parity or Senior Stock.  So long as any shares of the Preferred
              ----------------------
Stock are outstanding (except when notice of the redemption of all outstanding shares of Preferred Stock has been given pursuant to Section 4(b) and shares of Common Stock and any necessary funds have been deposited in trust for such redemption pursuant to Section 4(c)), the Company shall not, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Preferred Stock and any other series of preferred stock entitled to vote thereon at the time outstanding voting or consenting, as the case may be, together as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose, create, authorize or issue any new class of Parity Stock or Senior Stock.

          (e) Matters Affecting the Rights of Holders of Preferred Stock.  So
              ----------------------------------------------------------
long as any shares of the Preferred Stock are outstanding (except when notice of the redemption of all outstanding shares of Preferred Stock has been given pursuant to Section 4(b) and shares of Common Stock and any necessary funds have been deposited in trust for such redemption pursuant to Section 4(c)), the Company shall not, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Preferred Stock and any other series of preferred stock entitled to vote thereon at the time outstanding voting or consenting, as the case may be, together as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose, amend the Certificate of Incorporation or this Certificate of Designation, directly or indirectly, whether through a merger or otherwise, so as to affect materially and adversely the specified rights, preferences, privileges or voting rights of holders of shares of Preferred Stock.

          (f) Matters Deemed Not to Affect the Rights of Holders of Preferred
              ---------------------------------------------------------------
Stock.  Except as set forth in Section 9(d) above, the creation, authorization
-----
or issuance of any shares of any Junior Stock, Parity Stock or Senior Stock, the creation of any indebtedness of any kind of the Company, or the increase or decrease in the amount of authorized capital stock of any class, including Preferred Stock, shall not require the consent of the holders of Preferred Stock and shall not be deemed to affect materially and adversely the rights, preferences, privileges or voting rights of holders of shares of Preferred Stock.
          (g) Nomination of Director.  Subject to the fiduciary duty of the
              ----------------------
Board of Directors the holders of a majority of the outstanding shares of the Preferred Stock shall have, in addition to their rights under Section 9(c), the right to nominate one director nominee to the slate of director nominees submitted to the stockholders of the Company by the Board of Directors.

     10.  No Sinking Fund.  No sinking fund will be established for the
          ---------------
retirement or redemption of shares of Preferred Stock.

     11.  Preemptive Rights.  Each holder of any of the shares of Preferred
          -----------------
Stock shall be entitled to a preemptive right to purchase or subscribe for any unissued voting stock of any class of the Company, or any unissued stock or unissued other instrument which is, or may, upon the occurrence of certain condition(s), be convertible into voting stock of the Company, that the Board of Directors may propose to issue by means of an increase of the outstanding shares of capital stock of any class, or the issuance of bonds, certificates of indebtedness, debentures or other securities convertible into voting stock of the Company (the "Proposed Voting Securities"). Such preemptive rights shall extend only to the extent necessary to allow such holder of shares of Preferred Stock to maintain its proportionate share of the outstanding voting stock of the Company and the number of shares (or dollar amount, as applicable) of

Proposed Voting Securities each holder of Preferred Stock shall be entitled to purchase or subscribe for shall be the amount determined by multiplying the number of shares (or dollar amount, as applicable) of Proposed Voting Securities by a fraction, the numerator of which shall be the number of shares of Preferred Stock held by such holder, and the denominator of which shall be the number of votes entitled to be cast by all outstanding voting securities of the Company before the proposed issuance.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by Steve Wesson, its President as of October 8, 1996.

                              CITADEL HOLDING CORPORATION


                              By: /s/ Steve Wesson
                                 ----------------------------------------
                              Name:  Steve Wesson
                              Title:    President and Chief Executive Officer